Exhibit 10.15
Amendment No: CING7866.A.001 TO SOW No: GASOW-STAR100606-00
MSA No: GAMSA-STAR081106-00

*	Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.
AMENDMENT NO.
CING7866.A.001
TO GASOW-STAR100606-00
This Amendment, effective on the date when signed by the last Party (“Effective Date”), and amending Statement of Work GASOW-STAR100606-00 to that certain Master Services Agreement GAMSA-STAR081106-00 is by and between StarTek USA Inc. (“StarTek”) and AT&T Mobility LLC (“AT&T” f/k/a Cingular Wireless LLC a Delaware Limited Liability Company), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, StarTek and AT&T entered into Statement of Work GASOW-STAR100606-00 to that certain Master Services Agreement GAMSA-STAR081106-00; and
WHEREAS, StarTek and AT&T desire to amend the Statement of Work as hereinafter set forth.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
The terms and conditions of Statement of Work GASOW-STAR100606-00 in all other respects remain unmodified and in full force and effect.
1. Section 1 (“SCOPE OF WORK”), of the Statement of Work is amended to include the following new subsection:
1.2.
III.	Tier 2 Voice Data Troubleshooting
a.	Handle customer questions, complaints, and billing inquiries with the highest degree of courtesy and professionalism to resolve customer issues with one call resolution.
b.	Offer alternative solutions where appropriate with the objective of retaining customer’s business.
c.	Handle business transactions in connection with activation of new customer accounts on a computer terminal.
d.	Communicate with customers using web-based tools and demonstrates the associated proficiency in typing and grammar.
e.	Make financial decisions to protect/collect revenues and adjusts customer accounts.

Amendment No: CING7866.A.001 TO SOW No: GASOW-STAR100606-00
MSA No: GAMSA-STAR081106-00
f.	Respond to internal calls from all levels of the Business Customer Services organization.
g.	Provide detailed troubleshooting and education to representatives in the areas of systems, equipment, and network issues.
h.	Support call types including but not limited to GSM, GPRS – including MMS, SMS, WAP protocols, TDMA, AT&T billing systems, PTT, Answer Tones, and UMTS network technologies.
i.	Submit /clarify cases to higher tier network teams when necessary.
j.	Open, maintain, escalate and close clarify cases as necessary.
k.	Communicate with external customers when troubleshooting and resolving customer issues.
l.	Track and report technical problems and trends.
m.	Notification of issues and outages to customer facing groups through Dashboard, END, CSP, and Primus.
n.	Accept transfers from the rest of AT&T Care related to complex Wireless Data service issues.
o.	Aid customers in the troubleshooting and configuration of AT&T software such as PC cards, RIM Blackberry, Personal Digital Assistants and laptop computers.
p.	Assess and complete troubleshooting on the AT&T wireless data network (GPRS / EDGE).
q.	Provide best-in-class customer service and advanced product support to AT&T Mobility Laptop Connect customers.
r.	Laptop Connect subscriber call types supported on this ANS incoming call queue include but are not limited to tethering via Communication Manager, Dell, SONY and other manufacturer embedded modem laptops, Apple compatible modem and air card equipment, Sierra Wireless Watcher, Dial Up Networks, all PC card products and related error messages.
s.	Accept transfers from internal AT&T Mobility departments related to complex wireless data service issues.
t.	Product support includes but is not limited to AT&T Mobility provided equipment, standard hardware operating systems, AT&T Mobility provided applications, the AT&T Mobility data network (GPRS/EDGE/UMTS), application gateways and customer application servers.
u.	Troubleshoot and escalate undocumented wireless data issues for research and resolution.
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and StarTek except under written agreement by the contracting Parties.

Amendment No: CING7866.A.001 TO SOW No: GASOW-STAR100606-00
MSA No: GAMSA-STAR081106-00
2.	Exhibit B (“PRICE”), of the Statement of Work is amended to include the following new pricing for the Tier 2 Voice Data Troubleshooting scope of work described above.
Tier 2 Technical Support	$ [*]
IN WITNESS WHEREOF, the Parties have caused this Amendment to Statement of Work GASOW-STAR100606-00 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

StarTek USA Inc.		AT&T Mobility LLC

By:	/s/ Patrick M. Hayes	By:	/s/ Karen Tays

Printed Name: Patrick M. Hayes		Printed Name: Karen Tays
Title: CEO		Title: Senior Contract Manager
Date: 16 April 08		Date: 4/3/08
Proprietary and Confidential
This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and StarTek except under written agreement by the contracting Parties.

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